UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2026 (June 18, 2026)

TEUCRIUM COMMODITY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Main Street, Suite 215
Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

(802) 540-0019
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Teucrium Corn Fund	CORN	NYSE Arca
Teucrium Sugar Fund	CANE	NYSE Arca
Teucrium Soybean Fund	SOYB	NYSE Arca
Teucrium Wheat Fund	WEAT	NYSE Arca
Teucrium Agricultural Fund	TAGS	NYSE Arca
7RCC Spot Bitcoin and Carbon Credit Futures ETF	BTCK	NYSE Arca

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On June 18, 2026, Teucrium Trading, LLC, as sponsor (the “Sponsor”) of the Teucrium Commodity Trust (the “Trust”), dismissed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm of the Trust, effective as of such date (“Dismissal Date”).

The reports of Grant Thornton on the financial statements of the Trust for the fiscal years ended December 31, 2025 and December 31, 2024 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the Dismissal Date, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related instructions thereto) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their report on the financial statements for such years.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the Dismissal Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Sponsor has provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Grant Thornton furnish the Trust with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated June 23, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 23, 2026 (the “Engagement Date”), the Trust engaged Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2026, effective as of the Engagement Date.

During the prior two fiscal years ended December 31, 2025 and 2024, as well as in the subsequent interim period through the Engagement Date, neither the Trust nor any representative acting on its behalf, consulted Cohen regarding any of the matters outlined in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated June 23, 2026, addressed to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: June 23, 2026	By:	/s/ Sal Gilbertie
	Name:	Sal Gilbertie
	Title:	Chief Executive Officer